Exhibit 10.16

MUTUAL WAIVER AND RELEASE

This MUTUAL WAIVER AND RELEASE (this “Agreement”), dated as of March 31, 2017, is by and among (i) American Realty Capital Hospitality Advisors, LLC (the “Advisor”), (ii) American Realty Capital Hospitality Properties, LLC (the “Hospitality Manager”), (iii) American Realty Capital Hospitality Grace Portfolio, LLC (the “Grace Manager” and together with the Hospitality Manager, the “Property Manager”), (iv) Crestline Hotels & Resorts, LLC (“Crestline”), (v) Hospitality Investors Trust, Inc. (formerly known as American Realty Capital Hospitality Trust, Inc.) (“ARCH”), (vi) Hospitality Investors Trust Operating Partnership, L.P. (formerly known as American Realty Capital Hospitality Operating Partnership, L.P.) (the “OP”), (vii) American Realty Capital Hospitality Special Limited Partnership, LLC (the “Special Limited Partner” and together with the Advisor, the Hospitality Manager, the Grace Manager and Crestline, the “Advisor Parties”), and (viii) Brookfield Strategic Real Estate Partners II Hospitality REIT II LLC, a Delaware limited liability company and an entity that is controlled, directly or indirectly, by Brookfield Asset Management, Inc. (the “Investor” and together with ARCH and the OP, the “REIT Parties”).

WITNESSETH:

WHEREAS, the Advisor Parties and the REIT Parties have entered into that certain Framework Agreement, dated as of January 12, 2017 (the “Framework Agreement”); and

WHEREAS, in connection with the Closing, the Advisor Parties and the REIT Parties have agreed to execute and delivery to the other this Agreement.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.           Waiver and Release by REIT Parties.

(a) Effective as of the date hereof, except as otherwise provided in Section 1(b) (which matters are expressly not waived or released under this Agreement):

(i)        each of the REIT Parties (other than the Investor), on its own behalf and on behalf of its Affiliates and Representatives, in each case in each of their capacities as such, and the respective predecessors, successors and assigns of the foregoing (in their respective capacities as such) (collectively with the REIT Parties (other than the Investor), the “REIT Releasors”), does hereby irrevocably, unconditionally, completely, fully and forever waive, release, acquit and discharge each of the Advisor Parties, each of their respective members, partners, equityholders, Affiliates and Representatives, in each case in each of their capacities as such, and the respective predecessors, successors and assigns of the foregoing (in their respective capacities as such) (collectively with the Advisor Parties, the “Advisor Releasors”), jointly and individually, of and from any and all Proceedings and Losses that the REIT Releasors, ever had, now has, or which he, she or it or his, her or its successors and assigns shall or may have, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, asserted or unasserted, arising out of or related to acts or omissions of the Advisor Releasors, in each case, prior to the date hereof (including, without limitation, arising out of or relating to the Advisory Agreement, the OP Agreement and the Property Management Agreements) (such matters, the “Released Matters” and each such Proceeding and Loss as to such REIT Releasors, but expressly excluding the matters set forth in Section 1(b), a “REIT Released Claim”); and

(ii)        the Investor, on its own behalf and on behalf of its Affiliates and Representatives, in each case in each of their capacities as such, and the respective predecessors, successors and assigns of the foregoing (in their respective capacities as such) (collectively with the Investor, the “Investor Releasors”), does hereby irrevocably, unconditionally, completely, fully and forever waive, release, acquit and discharge each of the Advisor Releasors jointly and individually, of and from any and all Proceedings and Losses that the Investor Releasors ever had, now has, or which he, she or it or his, her or its successors and assigns shall or may have, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, asserted or unasserted, arising out of or related to acts or omissions of the Advisor Releasors solely in respect of ARCH, the OP or their respective subsidiaries in each case, prior to the date hereof (such matters, the “Investor Released Matters” and each such Proceeding and Loss as to such Investor Releasors, but expressly excluding the matters set forth in Section 1(b), an “Investor Released Claim”).

(b) Notwithstanding anything in Section 1(a) to the contrary, with respect to a REIT Releasor and/or an Investor Releasor, the REIT Released Claims and the Investor Released Claims do not include any Proceedings or Losses arising (i) under the Framework Agreement or any document or instrument delivered pursuant to or in connection with the transactions contemplated by Framework Agreement (including, without limitation, this Agreement, but expressly excluding the SPA (as defined in the Framework Agreement)), and (ii) with respect any Representatives of a REIT Party that are also employed by any Advisor Releasor (A) to salaries, bonuses and expenses that have accrued or that may be payable to such Representative (including any employment agreement to which such Representative is a party), or (B) any other rights that have accrued, that may accrue or that may be payable to such Representative in accordance with the terms of any employment agreement to which such Representative is a party, in each case, entered into prior to or on the date hereof.

(c) Each REIT Party (other than Investor), on behalf of itself and each of its REIT Releasors, (i) represents and warrants that no such REIT Releasor has pledged, assigned or otherwise transferred to any person all or any portion of any REIT Released Claims (or any Proceedings or Losses that, but for any such pledge, assignment or transfer, would constitute REIT Released Claims) or any rights or entitlements with respect thereto; (ii) covenants and agrees, to the extent not prohibited by applicable law, that no such REIT Releasor shall, either individually or in concert with another person or group of persons, maintain or cause to be maintained any action, in any capacity whatsoever, against any of the Advisor Releasors based upon any of the REIT Released Claims; and (iii) shall indemnify and hold harmless each of the Advisor Releasors from and against any and all losses incurred by any of the Advisor Releasors, by reason of any breach of any of the representations, warranties, covenants or agreements in clause (i) or (ii) of this Section 1(c).

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(d) Investor, on behalf of itself and each of its Investor Releasors, (i) represents and warrants that no such Investor Releasor has pledged, assigned or otherwise transferred to any person all or any portion of any Investor Released Claims (or any Proceedings or Losses that, but for any such pledge, assignment or transfer, would constitute Investor Released Claims) or any rights or entitlements with respect thereto; (ii) covenants and agrees, to the extent not prohibited by applicable law, that no such Investor Releasor shall, either individually or in concert with another person or group of persons, maintain or cause to be maintained any action, in any capacity whatsoever, against any of the Advisor Releasors based upon any of the Investor Released Claims; and (iii) shall indemnify and hold harmless each of the Advisor Releasors from and against any and all losses incurred by any of the Advisor Releasors, by reason of any breach of any of the representations, warranties, covenants or agreements in clause (i) or (ii) of this Section 1(d).

2.           Waiver and Release by Advisor Parties.

(a) Effective as of the date hereof, except as otherwise provided in Section 2(b) (which matters are expressly not waived or released under this Agreement), each of the Advisor Parties, on behalf of itself and each of its Advisor Releasors, does hereby irrevocably, unconditionally, completely, fully and forever waive, release, acquit and discharge each of the REIT Releasors and each of the Investor Releasors, jointly and individually, of and from any and all Proceedings and Losses that the Advisor Releasors ever had, now has, or which he, she or it or his, her or its successors and assigns shall or may have, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, asserted or unasserted, arising out of or related to acts or omissions of REIT Releasors and/or the Investor Releasors, in each case, prior to the date hereof (including, without limitation, arising out of or relating to the Advisory Agreement, the OP Agreement and the Property Management Agreements) (such matters, the “Advisor Released Matters” and each such Proceeding and Loss as to such Advisor Releasors, but expressly excluding the matters set forth in Section 2(b), an “Advisor Released Claim”)

(b) Notwithstanding anything in Section 2(a) to the contrary, with respect to an Advisor Releasor, the Advisor Released Claims do not include any Proceedings or Losses arising under the Framework Agreement or any document or instrument delivered pursuant to or in connection with the transactions contemplated by the Framework Agreement (including, without limitation, this Agreement, but expressly excluding the SPA (as defined in the Framework Agreement)).

(c) Each Advisor Party, on behalf of itself and each of its Advisor Releasors, (i) represents and warrants that no such Advisor Releasor has pledged, assigned or otherwise transferred to any person all or any portion of any Advisor Released Claims (or any Proceedings or Losses that, but for any such pledge, assignment or transfer, would constitute Advisor Released Claims) or any rights or entitlements with respect thereto; (ii) covenants and agrees, to the extent not prohibited by applicable law, that no such Advisor Releasor shall, either individually or in concert with another person or group of persons, maintain or cause to be maintained any action, in any capacity whatsoever, against any of the REIT Releasors or any of the Investor Releasors based upon any of the Advisor Released Claims; and (iii) shall indemnify and hold harmless each of the REIT Releasors and each of the Investor Releasors from and against any and all losses incurred by any of the REIT Releasors or Investor Releasors, by reason of any breach of any of the representations, warranties, covenants or agreements in clause (i) or (ii) of this Section 2(c).

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3.            Definitions.

Capitalized terms used herein but not defined shall have the meanings ascribed thereto in the Framework Agreement.

(a) “Action” means any action, claim, lawsuit, legal proceeding, whistleblower complaint, litigation, arbitration and mediation, and any hearing, investigation (internal or otherwise), probe or inquiry by any Governmental Authority.

(b) “Affiliate” shall mean, with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control with such person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to vote a majority of the securities having voting power for the election of directors or managers (or other persons acting in similar capacities) of such person or otherwise to direct or cause the direction of the management and policies of such person through the ownership of voting securities, by contract or otherwise; provided, however, that for purposes of this Agreement (i) no REIT Party shall be deemed to be an “Affiliate” of any Advisor Party, (ii) no Advisor Party shall be deemed to be an “Affiliate” of any REIT Party, and (iii) the Investor shall not be deemed to be an “Affiliate” of any REIT Party.

(c) “Liabilities” means any debt, obligation or liability of any nature (including any unmatured, unaccrued, unasserted, contingent, conditional, joint or several liability), regardless of whether such debt, obligation or liability would be required to be disclosed on a balance sheet prepared in accordance with generally accepted accounting principles and regardless of whether such debt, obligation or liability is immediately due and payable.

(d) “Losses” means all damages, Proceedings, Liabilities, fines, fees, penalties, costs and expenses (including the third party costs of investigation, preparation and defense, amounts paid in settlement and reasonable attorneys’ fees and disbursements).

(e) “Governmental Authority” means any federal, national, supranational, state, county, provincial, local or other governmental, regulatory or administrative authority, agency or commission, or court or other judicial or arbitral body.

(f) “Person” means an individual or entity, including a partnership, limited liability company, corporation, association, joint stock company, trust, joint venture, unincorporated organization or Governmental Authority.

(g) “Proceedings” means governmental, judicial, administrative or adversarial proceedings (public or private), Actions or other disputes, including any adversarial proceedings arising out of this Agreement.

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(h) “Representatives” of a Person means any directors, officers, employees, agents and other authorized representatives of such Person.

4.           Entire Agreement. This Agreement (together with the Framework Agreement and the other documents contemplated thereby) constitutes the entire agreement and understanding among the Parties in respect of the subject matter hereof and thereof and supersedes all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise among the Parties, or between any of them, with respect to the subject matter hereof and thereof.

5.           Miscellaneous. Sections 11 (Counterparts), 12 (Governing Law; Specific Performance; WAIVER OF JURY TRIAL), 13 (Severability), 14 (Further Assurances), 15 (Parties in Interest), 17 (Headings), 18 (Expenses), 19 (Construction), 20 (Assignment) and Section 22 (Amendments and Waivers) of the Framework Agreement are incorporated herein by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first written above.

AMERICAN REALTY CAPITAL HOSPITALITY ADVISORS, LLC

By: American Realty Capital Hospitality Special Limited Partnership, LLC, its sole member

By: American Realty Capital IX, LLC, its sole member

By: AR Capital, LLC, its sole member

By:	/s/ Edward M. Weil, Jr.
Name:	Edward M. Weil, Jr.
Title:	Chief Executive Officer

AMERICAN REALTY CAPITAL HOSPITALITY PROPERTIES, LLC

By: American Realty Capital Hospitality Special Limited Partnership, LLC, its managing member

By: American Realty Capital IX, LLC, its sole member

By: AR Capital, LLC, its sole member

By:	/s/ Edward M. Weil, Jr.
Name:	Edward M. Weil, Jr.
Title:	Chief Executive Officer

Signature page to Mutual Waiver and Release

AMERICAN REALTY CAPITAL HOSPITALITY GRACE PORTFOLIO, LLC

By: American Realty Capital Hospitality Properties, LLC, its sole member

By: American Realty Capital Hospitality Special Limited Partnership, LLC, its managing member

By: American Realty Capital IX, LLC, its sole member

By: AR Capital, LLC, its sole member

By:	/s/ Edward M. Weil, Jr.
Name:	Edward M. Weil, Jr.
Title:	Chief Executive Officer

AMERICAN REALTY CAPITAL HOSPITALITY SPECIAL LIMITED PARTNERSHIP, LLC

By: American Realty Capital IX, LLC, its sole member

By: AR Capital, LLC, its sole member

By:	/s/ Edward M. Weil, Jr.
Name:	Edward M. Weil, Jr.
Title:	Chief Executive Officer

CRESTLINE HOTELS & RESORTS, LLC

By:	/s/ Pierre Donahue
Name:	Pierre Donahue
Title:	EVP & General Counsel

Signature page to Mutual Waiver and Release

HOSPITALITY INVESTORS TRUST, INC.

By:	/s/ Paul C. Hughes
Name:	Paul C. Hughes
Title:	Authorized Signatory

HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P.

By: Hospitality Investors Trust, Inc., its general partner

By:	/s/ Paul C. Hughes
Name:	Paul C. Hughes
Title:	Authorized Signatory

Signature page to Mutual Waiver and Release

BROOKFIELD STRATEGIC REAL ESTATE PARTNERS II HOSPITALITY REIT II, LLC

By:	/s/ Murray Goldfarb
Name:	Murray Goldfarb
Title:	Managing Partner

Signature page to Mutual Waiver and Release